EXHIBIT 10.2

Borrower: Embrex, Inc.
Account Number: 4310032897		Note Number: 00004
Address: 1040 SWABIA CT DURHAM NC 27703-8481	BB&T	DURHAM, North Carolina Date: August 6, 2003
PROMISSORY NOTE

THE UNDERSIGNED REPRESENTS THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES. For value received, the undersigned, jointly and severally, if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Bank”), or order, at any of Bank’s offices in the above referenced city (or such other place or places as may be hereafter be designated by Bank), the sum of NINE MILLION DOLLARS & 00/100 Dollars ($ 9,000,000.00), in immediately available coin or currency of the United States of America.

☐	Borrower shall pay a prepayment penalty as set forth in the Prepayment Penalty Addendum attached hereto.

Interest shall accrue from the date hereof on the unpaid principal balance outstanding from time to time at the:

☐	Fixed rate of % per annum.

☐	Variable rate of the Bank’s Prime Rate plus % per annum to be adjusted as the Bank’s Prime Rate changes. If checked here ☐, the interest rate will not exceed a(n) ☐ fixed ☐ average maximum rate of % or a ☐ floating maximum rate of the greater of % or the Bank’s Prime Rate; an t e interest rate will not decrease below a fixed minimum rate of %. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: ☐ when Note is repaid in full by Borrower ☐ annually beginning on .

☐	Fixed rate of % per annum through which automatically converts on to a variable rate equal to the Bank’s Prime Rate plus % per annum which shall be adjusted as such Prime Rate changes.

☒	The Adjusted LIBOR Rate, as Defined in the Attached Addendum to Promissory Note

Principal and interest are payable as follows

☐	Principal (plus any accrued interest not otherwise scheduled herein) } is due in full at maturity on Principal plus accrued interest
	Payable in consecutive MONTHLY installments of	☐ Principal ☒ Principal and Interest	}	commencing on 3/5/05
and continued on the same day of each calendar period thereafter, in 119 equal payments of $80,246.64, with one final payment of all remaining principal and accrued interest due on 2/5/15.

☐	ChoiceLine Payment Option: 2% of outstanding balance is payable monthly commencing on and continuing on the same day of each month thereafter, with one final payment of all remaining principal and accrued interest due on .

☒	Accrued interest is payable MONTHLY commencing on 9/5/03 and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on 2/5/03 [sic] .

☐	Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder on and continuing on the same day of each calendar period thereafter, in order to maintain an amortization period of no more than months from the date of this Note. Borrower understands the payment may increase if interest rates increase.

☐	Prior to an event of default, Borrower may borrow, repay, and reborrow hereunder pursuant to the terms of the Loan Agreement, hereinafter defined.

☐	.

☐	Borrower hereby authorizes Bank to automatically debit from its demand deposit or savings account(s) with Bank, any payment(s) due under this Note on the date(s) due.

The undersigned shall pay to Bank a late fee in the amount of four percent (4%) of any installment past due for fifteen (15) or more days. When any installment payment is past due for fifteen (15) or more days, subsequent payments shall first be applied to the past due balance. In addition, the undersigned shall pay to Bank a returned payment fee if the undersigned or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds.

All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank’s sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.

This note (“NOTE”) is given by the undersigned in connection with the following agreements (if any) between the undersigned and the Bank:

Deed(s) of Trust / Mortgage(s) granted in favor of Bank as beneficiary / mortgagee:

☒	dated August 6, 2003 in the maximum principal amount of $ 9,000,000.00 granted by Embrex Poultry Health, LLC

☐	dated in the maximum principal amount of $ granted by

Security Agreement(s) granting a security interest to Bank:

☒	dated August 6, 2003 given by Embrex Poultry Health, LLC

☐	dated given by

☐	Securities Account Pledge and Security Agreement dated , executed by .

☐	Control Agreement(s) dated , covering	☐ Deposit Account(s)	☐ Investment Property
		☐ Letter of Credit Rights	☐ Electronlc Chattel Paper

☐	Assignment of Certificate of Deposit, Security Agreement, and Power of Attorney (for Certificated Certificates of Deposit) dated executed by

☐	Pledge and Security Agreement for Publicly Traded Certificated Securities dated , executed by

☐	Assignment of Life Insurance Policy as Collateral dated , executed by

☒	Loan Agreement dated August 6, 2003, executed by Borrower and ☐ Guarantor(s).

☒	Commitment Letter dated June 3, 2003 executed by Embrex, Inc.

All of the terms, conditions and covenants of the above described agreements (the “Agreements”) are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any one or more of the undersigned, by any affiliate of the undersigned (as defined in 11 USC Section (101) (2)), or by any guarantor or surety of this Note (said affiliate, guarantor, or surety are herein called Obligor); or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete; or in the event of a default under any of the Agreements or any other obligation of any of the undersigned or any Obligor beyond any applicable grace or cure period; or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded if such collateral already serves as security for any other loan by the Bank to the Obligor or Pledgor (as defined in Loan Agreement); or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor; or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower’s or any Obligor’s assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days; or if final judgment for the payment of money in excess of $250,000.00 shall be rendered against the Borrower or any Obligor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed; or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable at the option of the Bank without notice or demand of any kind, which are hereby waived. From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank’s Prime Rate plus 5% per annum (“Default Rate”) until such principal and interest have been paid in full, provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of North Carolina; and further provided that such rate shall also apply after judgement [sic]. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked “payment in full” on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.

The term “Prime Rate,” if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. The Prime Rate is one of several rate indexes employed by the Bank when extending credit, and not necessarily the lowest rate. Any change in the interest rate resulting from a change in the Bank’s Prime Rate shall become effective as of the opening of business on the effective date of the change. If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal, interest and late fees, if any, all costs of collection, including but not limited to reasonable attorneys’ fees. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term “undersigned” as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned.

From time to time the maturity date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form may be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extensions, and the holder hereof, from time to time may waive or surrender, either in whole or in part any rights, guaranties, secured interest, or liens, given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair any rights, guaranties or security of the holder not specifically waived, released, or surrendered in writing, nor shall the undersigned, or any obligor, either primarily or contingently, be released by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon, and such release shall not affect or discharge the liability of any other person who is or might be liable hereon. No waivers and modifications shall be valid unless in writing and signed by the Bank. The Bank may, at its option, charge any fees for the modification, renewal, extension, or amendment of any of the terms of the Note permitted by N.C.G.S. § 24-1.1. In case of a conflict between the terms of this Note and the Loan Agreement or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter. This Note shall be governed by and construed in accordance with the laws of North Carolina.

CREDIT LIFE AND DISABILITY INSURANCE	N/A*

Subject to certain underwriting criteria and limitations, INDIVIDUAL BORROWERS AND ADDITIONAL CO-MAKERS HAVE THE RIGHT TO REQUEST CREDIT LIFE AND DISABILITY INSURANCE PROTECTION FOR THIS LOAN. One or two Borrowers/Co-makers may be covered by BB&T Credit Life Insurance and one Borrower/Co-maker may be covered by BB&T Credit Disability Insurance. However, the purchase of credit life and credit disability insurance from the Bank is not a condition of obtaining this loan.

I, the undersigned, desire the credit insurance with the cost and terms described below and promise to pay the premium of such insurance coverage. I understand that I may cancel this credit insurance at any time. I represent that, to the best of my knowledge, I am in good health and am insurable.

☐	Product I : Complete the following:	☐	Fidelity Security Insurance Company Flex Plan (Complete separate application)

CREDIT LIFE INSURANCE				Effective Date	Term in Mos.	Amount Financed	Interest Rate	Credit Life Premium
☐	Single	☐	Level
☐	Joint	☐	Decreasing	_______	________	$	______	$

CREDIT DISABILITY INSURANCE Effective Date and Terms in Mos. Same as Credit Life Insurance Above	Monthly Benefit Amount	Credit Disability Premium

	$	$

Credit Disability Insurance is subject to a 14-day elimination period and a 60-month maximum benefit period. Only the Borrower or Co-Maker who signs the first line under “Signature(s) of Insured” is covered by Credit Disability Insurance.

Date of Birth	Signature(s) of Insured	Total Credit Life and Disability Insurance Premium

____________________________	____________________________
Signature of Primary Insured

____________________________	____________________________	$____________________________
Signature of Primary Insured

(SIGNATURE ON FOLLOWING PAGE)

BB&T

PROMISSORY NOTE SIGNATURE PAGE

Borrower: Embrex, Inc.
Account Number: 4310032897	Note Number: 00004
Note Amount: $ 9,000,000.00	Date: August 6, 2003

Notice of Right to Copy of Appraisal: If a 1-4 family residential dwelling is pledged as collateral for this Note, you, the undersigned, have a right to a copy of the real estate appraisal report used in connection with your application for credit. If you wish to receive a copy, please notify in writing the branch office where you applied for credit. You must forward your request to the Bank no later than 90 days after the date of this Note. In your request letter, please provide your name, mailing address, appraised property address, the date of this Note, and the Account and Note Numbers shown on the front of this Note.

IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this note to be executed under seal.

If Borrower is a Corporation:

WITNESS:		SEE ATTACHED SIGNATURE PAGE

NAME OF CORPORATION

	By:		(SEAL)

Title:

	By:		(SEAL)

Title:

If Borrower is a Partnership, Limited Liability Company, Limited Liability Partnership or

Limited Liability Limited Partnership:

WITNESS:

Name of Partnership, LLC, LLP or LLLP

	By:		(SEAL)

General Partner or Manager

	By:		(SEAL)

General Partner or Manager

	By:		(SEAL)

General Partner or Manager

If Borrower is an individual

WITNESS:

(SEAL)

Additional Co-makers

WITNESS:

(SEAL)

(SEAL)

(SEAL)

(SEAL)

EMBREX, INC. a North Carolina Corporation
Attest:

/s/ Don T. Seaquist	By:	/s/ Randall L. Marcuson
Don T. Seaquist, Secretary		Randall L. Marcuson President & CEO

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF ORANGE,

I, Hannah T. Chase, a Notary Public of Orange County, State of North Carolina,. do hereby certify that Don T. Seaquist personally came before me this day and acknowledged that he is Secretary of Embrex, Inc., a North Carolina corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by himself as its Secretary.

Witness my hand and official seal, this the 6th day of August, 2003.

/s/ Hannah T. Chase

Notary Public

My Commission Expires: 12/25/2007

[OFFICIAL SEAL]

ATTACHMENT TO BB&T NOTE

Account Number: 4310032897

Note Number: 00004

Attachment of BB&T Promissory Note dated August 6, 2003 in the amount of $9,000,000 between Branch Banking & Trust Company, as Bank, and Embrex, Inc., as Borrower.

I.	Repayment terms of this note are as follows:

II.	Deed(s) of Trust granted in favor of Bank as beneficiary:

☐    dated                                                                                    in the maximum principal amount of $

        granted by

☐    dated                                                                                    in the maximum principal amount of $

        granted by

☐    dated                                                                                    in the maximum principal amount of $

        granted by

☐    dated                                                                                    in the maximum principal amount of $

        granted by

☐    dated                                                                                    in the maximum principal amount of $

        granted by

III.	Security Agreement(s) conveying a security interest in favor of Bank:

☐    dated                                                                                                                 given by

☐    dated                                                                                                                 given by

☐    dated                                                                                                                 given by

☐    dated                                                                                                                 given by

☐    dated                                                                                                                 given by

IV.	Additional Agreements, Assignments, Pledges or other security instruments:

☒	Environmental Certification and Indemnity Agreement dated August 6, 2003 executed by Embrex, Inc. and Embrex Poultry Health, LLC

☒	Rider to Note and Deed of Trust dated August 6, 2003 executed by Embrex, Inc. and Embrex Poultry Health, LLC

☐

☐

☐

☐

☐

☐

EMBREX, INC. a North Carolina Corporation
Attest:

/s/ Don T. Seaquist	By:	/s/ Randall L. Marcuson
Don T. Seaquist, Secretary		Randall L. Marcuson President & CEO

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF ORANGE,

I, Hannah T. Chase, a Notary Public of Orange County, State of North Carolina,. do hereby certify that Don T. Seaquist personally came before me this day and acknowledged that he is Secretary of Embrex, Inc., a North Carolina corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by himself as its Secretary.

Witness my hand and official seal, this the 6th day of August, 2003.

/s/ Hannah T. Chase

Notary Public

My Commission Expires: 12/25/2007

[OFFICIAL SEAL]

BB&T

ADDENDUM TO PROMISSORY NOTE

THIS ADDENDUM is hereby made a part of the Promissory Note dated August 6, 2003 from Embrex, Inc. (“Borrower”) payable to the order of Branch Banking and Trust Company (“Bank”) in the principal amount of $ 9,000,000.00 (including all renewals, extensions, modifications and substitutions therefore, the “Note”).

I. DEFINITIONS

1.1 Adjusted LIBOR Rate means a rate of interest per annum equal to the sum obtained (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) by adding (i) 30-day LIBOR plus (ii) 1.65% per annum, which shall be adjusted monthly on the first day of each month for each LIBOR Interest Period. If the first day of any month falls on date when the Bank is closed, the Adjusted LIBOR Rate shall be determined as of the last preceding business day. The Adjusted LIBOR Rate shall be adjusted for any change in the LIBOR Reserve Percentage so that Bank shall receive the same yield [sic]. If checked here ☐ the interest rate will not exceed a(n) ☐ fixed ☐ average maximum rate of              % and will not decrease below a minimum rate of              %. If an average maximum rate is specified, a determination of the average interest rate assessed and a reimbursement by the Bank of interest paid in excess of the maximum rate, if any, will be made on             . If the loan has been repaid prior to this date, no reimbursement will be made.

1.2 LIBOR means the average rate (rounded upward, if necessary, to the next higher 1 /100th of 1.0%) quoted in the Wall Street Journal (Credit Markets Section) or on Bloomberg Screen MMR2 on the determination date for deposits in U.S. Dollars offered in the London interbank market to five major European Banks, or if the above method for determining LIBOR shall not be available, a rate determined by a substitute method of determination agreed on by Company and Bank; provided, if such agreement is not reached within a reasonable period of time (in Bank’s judgement [sic]), a rate reasonably determined by Bank in its sole discretion as a rate being paid, as of the determination date, by first class banking organizations (as determined by Bank) in the London interbank market for U.S. Dollar deposits.

1.3 LIBOR Advance means any loan made by Bank to Borrower evidenced by this Note upon which the Adjusted LIBOR Rate of interest shall apply.

1.4 LIBOR Interest Period means a period of one calendar month as may be elected by the Borrower applicable to any LIBOR Advance which shall begin on first day of any month notwithstanding the maturity date of this Note; provided, however, that a LIBOR Interest Period may be less than one calendar month in and only in the calendar month in which the Note originates or matures.

1.5 LIBOR Reserve Percentage means the maximum aggregate rate at which reserves (including, without limitation, any marginal supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System with respect to dollar funding in the London interbank market. Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by such member banks by reason of any applicable regulatory change against (i) any category of liability which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined or (ii), any category of extensions of credit or other assets related to LIBOR.

1.6 Standard Advance means any loan made by Bank to Borrower evidenced by this Note upon which the Standard Rate shall apply.

1.7 Standard Rate means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1 /100th of 1.0%) equal to the Bank’s announced Prime Rate plus              % per annum, and each change in the Standard Rate shall be effective on the date any change in the Prime Rate is publicly announced as being effective.

II. LOANS BEARING ADJUSTED LIBOR RATE

2.1 Election of Adjusted LIBOR Rate. Borrower may elect to have the Adjusted LIBOR Rate apply to (i) the entire principal balance outstanding of a term loan for any LIBOR Interest Period or (ii) all advances made to Borrower under a revolving line of credit for any LIBOR Interest Period. Not less than two (2) banking days prior to an initial election of a LIBOR Interest Period, Borrower shall furnish written or telecopy notice to Bank of its election to have the Adjusted LIBOR Rate or the Standard Rate to apply on and after such date. If Bank has not received two (2) banking days prior notice from Borrower to the contrary, the application rate last elected shall continue to apply.

2.2 Revolving Credit Advances. Subject to the terms, conditions, and limitations set forth in any loan agreement (or other document) between Borrower and Bank, advance may be made to Borrower under a revolving line of credit at any time during a LIBOR Interest Period at the then existing Adjusted LIBOR Rate, and may be repaid at any time prior to the maturity of such line of credit.

2.3 Reaffirmation of Representations and Warranties. Each request for a LIBOR Advance shall constitute a reaffirmation of the representations and warranties set forth in any loan agreement, this Note and the security documents executed by the Borrower in connection therewith (collectively “Loan Documents”), and that (i) Borrower is in compliance with all terms and conditions of the Loan Documents, (ii) no event of default nor any event which with the giving of notice or passage of time, or both, has occurred under the Loan Documents and remains unremedied, and (iii) no part of the proceeds of any LIBOR Advance have or will be used by Borrower or any affiliate of Borrower to purchase or carry margin stock, as defined in Regulation U of the Federal Reserve Board, nor will such proceeds be used for any purpose in violation of the provisions of Regulations G, T, U or X of the Federal Reserve Board.

2.4 Obligation to Borrow. Each request for a LIBOR Advance shall constitute an obligation of Borrower to borrow the requested LIBOR Advance.

2.5 Adiusted LIBOR Based Rate Protections.

(a) Inability to Determine Rate. In the event that Bank shall have determined, which determination shall be final, conclusive and binding, that by reason of circumstances occurring after the date of this Note affecting the London interbank market, adequate and fair means do not exist for ascertaining the LIBOR on the basis provided for in this Note, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination, whereupon (i) no LIBOR Advance shall be made until Bank notifies Borrowers that the circumstances giving rise to such notice no longer exist, and (ii) any request by Borrowers for a LIBOR Advance shall be deemed to be a request for a Standard Advance.

(b) Illegality; Impracticability. In the event that Bank shall determine, which determination shall be final, conclusive and binding, that the making maintaining or continuance of any portion of a LIBOR Advance (i) has become unlawful as a result of compliance by Bank with any law, treaty, government rule, regulation, guideline or order (or would conflict with any of the same not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause Bank material hardship, as a result of contingencies occurring after the date of this Note materially and adversely affect [sic] the London interbank market or Bank’s ability to make LIBOR Advances generally, then, and in any such event, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination. Thereafter, (x) the obligation of Bank to make any LIBOR Advances or to convert any portion of the loan to a LIBOR Advance shall be suspended until such notice shall be withdrawn by Bank, and (y) any request by Borrower for a LIBOR Advance shall be deemed to be a request for a Standard Advance.

BORROWER:

Individual(s):		Partnership or Limited Partnership;

(SEAL)

	(SEAL)	By		(SEAL)
General Partner

Corporation		Limited Liability Company
SEE ATTACHED SIGNATURE PAGE

By		By		(SEAL)
Title			Manager

EMBREX, INC. a North Carolina Corporation
Attest:

/s/ Don T. Seaquist	By:	/s/ Randall L. Marcuson
Don T. Seaquist, Secretary		Randall L. Marcuson President & CEO

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF ORANGE,

I, Hannah T. Chase, a Notary Public of Orange County, State of North Carolina,. do hereby certify that Don T. Seaquist personally came before me this day and acknowledged that he is Secretary of Embrex, Inc., a North Carolina corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by himself as its Secretary.

Witness my hand and official seal, this the 6th day of August, 2003.

/s/ Hannah T. Chase

Notary Public

My Commission Expires: 12/25/2007

[OFFICIAL SEAL]